PENSION PLANS - Other Changes in Plan Assets & Benefit Obligations Recognized in Other Comprehensive Loss Before Tax (Details) (Pension plans, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Pension plans
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Losses Before Tax
Net actuarial (gain) loss	$ 2,179	$ 18,254	$ 4,712
Prior service credit recognized	0	0	(593)
Total recognized in other comprehensive losses	2,179	18,254	4,119
Total recognized in net periodic benefit cost and other comprehensive losses	$ 43,650	$ 79,188	$ 9,976